UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): February 24, 2003



                                 PROTALEX, INC.
               (Exact Name of Registrant as Specified in Charter)


        New Mexico                     000-28385                 91-2003490
(State or Other Jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)








              717 Encino Place NE, Suite 17, Albuquerque, NM 87102 (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code (505) 243-8220

                     P.O. Box 30952, Albuquerque, NM 87190
         (Former name or former address, if changed since last report)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Previous independent accountants.
(i) On February 24, 2003, Protalex, Inc. (the "Registrant") was formally notified of the resignation of Atkinson & Company, an independent accountant who was previously engaged as the principal accountant to audit the Registrant's financial statements.


(ii) Atkinson & Company completed the audit of the Company's May 31st, 2001 and the May 31st, 2002 financial statements. Their audit opinion on those final statements, dated August 11th, 2001 and August 15th, 2002, respectively, included an explaining paragraph regarding the Company's ability to continue as a going concern. Otherwise, the audit reports of Atkinson & Company on the Registrant's financial statements for the fiscal year ended May 31st, 2001 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to audit scope or accounting principles.

(iii) The Registrant's
audit committee has approved the decision to change accountants.

(iv) In
connection with the audits for the two most recent fiscal years and through February 24, 2003, there have been no disagreements with Atkinson & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Atkinson & Company would have caused them to make reference thereto in their report on the financial statements for such years.


(v) During the two most recent fiscal years and through February 24, 2003, there have been no reportable events as defined in Regulation S-B Item 304(a)(1)(iv).
(vi) The Registrant has requested that Atkinson & Company furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 24, 2003, is filed as Exhibit
16.1 of this Form 8-K.

(b) New independent accountants.

(i) The Registrant
engaged Grant Thornton LLP, Public Accountants, as its new independent accountants to audit the Registrant's financial statements as of February 24, 2003.


(ii) The Company did not consult with Grant Thornton LLP on any matter prior to their retention.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b)     Exhibits.

        16.1    Letter of Atkinson & Company dated February 24, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PROTALEX, INC.


Date:  February 28, 2003                    By:  Don Dean
                                                 -----------------------
                                                 Don Dean
                                                 Chief Financial Officer



                                 EXHIBIT INDEX

        Exhibit #                                          Item
        ---------                                ----------------------------
          16.1                                   Letter of Atkinson & Company